Exhibit 10.7

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”), is made and entered into effective May 1, 2019 (the “Effective Date”) by and between Alcoa USA Corp. (“Landlord”), and Dory Creek, LLC, a wholly-owned subsidiary of Bitmain Inc. (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated June 6, 2018, as amended by the First Amendment of Lease dated October 18, 2018 (together called the “Lease”), whereby Tenant leased certain real estate and associated facilities owned by Landlord;

WHEREAS, Landlord and Tenant wish to amend certain terms of the Lease.

NOW THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to modify the Lease as follows:

1.	Subject to Landlord’s right of revision stated below, Landlord hereby sells and conveys to Tenant a one hundred percent (100%) ownership interest in its 1470 Private User Network (“PUN”) power circuit and the associated downstream components, for the sole purpose of power delivery of [***] megawatts to Potroom 12, [***] megawatts to Potroom 14, [***] megawatts to Potroom 16, and up to [***] mw of auxiliary service load (limited to a total of no more than 80 megawatts). Upon termination of the Lease, for any reason at any time, Tenant’s interest and ownership in the PUN will revert to Landlord. Tenant may not assign its ownership of the PUN at any time to any other entity. All improvements or replacements in any PUN components identified in this Section 1 by Tenant and funded by Tenant, will be owned by Tenant during the term of the Lease and will be owned exclusively by Landlord upon termination of the Lease. Upon execution of this Second Amendment, Landlord and Tenant will execute a Bill of Sale in substantially in the form as shown in Attachment A, conveying to Tenant the ownership interest in the PUN stated above. Tenant’s ownership is based upon ONCOR’s service delivery capacity of [***] MVA to circuits [***] and [***] combined. Any de-rating of the [***] MVA service by ONCOR, will result in a corresponding percentage reduction in Tenant’s and Landlord’s delivery capacities respectively.

2.	Tenant is solely responsible for obtaining electrical power through a Retail Electric Provider (“REP”) to be supplied by ONCOR for Tenant’s sole benefit and cost at the 1470 metering location.

3.	Landlord will grant to Tenant, at no cost to Tenant, the Non-Exclusive use of Landlord’s Rectifier Station Building 1 and Building 2 for installation of power switching, distribution and control equipment. Tenant’s use of these buildings is subordinate to Landlord’s.

Tenant is responsible for supplying power for lighting in these buildings.

4.	Landlord will grant to Tenant, at no cost to Tenant, Exclusive use of the interconnecting corridor between Buildings 1 & 2; any modifications to building need to be approved by Landlord in advance.

5.	Exhibit A-1 (Description of the Land) is hereby deleted in its entirety and is replaced with Attachment A-1 hereto.

6.	Exhibit A-3 (Private User Network) is hereby deleted in its entirety and is replaced with Attachment A-3 hereto.

7.	Effective on the Effective Date and continuing until such time as Tenant commences delivery of its own electrical power to each of the Buildings and Potrooms covered in this Section 7 (through 1470 via its own REP) Landowner will provide Temporary Construction Power to Tenant through Landlord’s 1480 circuit for a fixed daily fee of [***]. Tenant will provide on a weekly basis, daily log sheets that are agreed upon and signed off by local Landlord personnel. The Buildings and Potrooms covered under this Section 7 include portable offices, trailers Rectifier Buildings 1 and 2 along with Potrooms 4, 6, 8, 10, 12, 14, 16, 18, 20, 22, 24 and 26. Alcoa will invoice Tenant monthly, based on approved log sheets, (prorated for number of days of use in the prior month) for suppling Temporary Construction Power.

8.	Section 31.01 is hereby deleted in its entirety and is replaced with the following:

31.01. Any notice or communication required by this Lease shall be made in writing and properly addressed and mailed, emailed or delivered to the parties as set forth below:

TO LESSOR:	Alcoa USA Corp.	TO LESSEE:	Dory Creek, LLC
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]@alcoa.com		[***]@bitmain.com

with a copy to:	Alcoa Real Estate	with a copy to:	Bitmain Inc.
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]@alcoa.com		[***]@bitmain.com

9.	Landlord and Tenant acknowledge that the First Amendment of Lease dated October 18, 2018, was executed on behalf of Tenant by Bitmain Inc., and that Tenant is a wholly-owned subsidiary of Bitmain Inc. Landlord and Tenant hereby ratify the First Amendment of Lease as originally executed and as amended by this Second Amendment.

10.	Except as specifically amended herein, all other terms and conditions of the Lease remain in full force and effect. This Second Amendment is binding upon the successors and assigns of the respective parties.

11.	This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document.

Signature page to follow.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers, effective as of the Effective Date.

Landlord:
Alcoa USA Corp.

By:	/s/ Mark A. Stiffler
Its:	Mark A. Stiffler
Date:	6/20/2019

Tenant:
Dory Creek, LLC

By:	/s/ Wenguang Wang
Its:
Date:	6-13-2019

Attachment A

Attachment A to Bill of Sale PUN Assets

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Attachment A-1

Attachment A-1 (Second Amendment) Description of the Land

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Attachment A-3 (Second Amendment)

Private User Network

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